             U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                            FORM 8-K/A

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): November 14, 2001

AIRTRAX, INC.

(Name of Small Business Issuer in its charter)

New Jersey                                                    0-25791                              22-3506376

(State of                                                       (Commission                         (I.R.S. Employer

Incorporation)                                                File Number)                        I.D. Number)

870B Central Avenue, Hammonton, New Jersey             08037

(Address of principal executive offices)                        (Zip Code)

Registrants's telephone number: 609-567-7800.

Item 6. Resignation of Registrant's Directors.

On November 14, 2001, Daniel H. Luciano resigned as a director Registrant. No disagreement exists between the former director and with the registrant on any matter relating to the registrant's operations, policies or practices.

Item 7. Exhibits.

    Exhibit Number                Description

        17.1                  Resignation letter of Daniel H. Luciano

Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airtrax, Inc.

                                       November 20, 2001

/s/ Peter Amico

Peter Amico

President

                          EXHIBIT INDEX

     Exhibit Number                Description

     ______________                ____________

         17.1                   Resignation letter of Daniel H. Luciano

EXHIBIT 17.1

DANIEL H. LUCIANO

ATTORNEY AT LAW

242 A WEST VALLEY BROOK ROAD

CALIFON, NEW JERSEY 07830

TELEPHONE

908-832-5546

MEMBER TEXAS AND

FACSIMILE

908-832-9601

NEW JERSEY BARS

EFAX

847-556-1456

EMAIL

dhlu@earthlink.net

November 14, 2001

Mr. Peter Amico

Chairman of the Board

AirTrax, Inc.

870-B Central Avenue,

Hammonton, New Jersey 08037

Re: Letter of Resignation

Dear Mr. Amico:

Please be advised that effective as of this date, I have resigned in my capacity as a director of AirTrax, Inc.

Sincerely,

/s/ Daniel H. Luciano

Daniel H. Luciano